Exhibit 4.5

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

OFFICER’S CERTIFICATE

SEPTEMBER 15, 2022

I, the undersigned officer of CenterPoint Energy Houston Electric, LLC, a Texas limited liability company (the “Company”), do hereby certify that I am an Authorized Officer of the Company as such term is defined in the Indenture (as defined herein). I am delivering this certificate pursuant to the authority granted in the Resolutions adopted by written consent of the sole Manager of the Company dated September 2, 2022, and Sections 105, 201, 301, 401(1), 401(5) and 1403 of the General Mortgage Indenture, dated as of October 10, 2002, as heretofore supplemented to the date hereof (as heretofore supplemented, the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, National Association (successor in trust to JPMorgan Chase Bank), as Trustee (the “Trustee”). Terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Indenture, unless the context clearly requires otherwise. Based upon the foregoing, I hereby certify on behalf of the Company as follows:

1. The terms and conditions of the Securities of the series described in this Officer’s Certificate are as follows (the numbered subdivisions set forth in this Paragraph 1 corresponding to the numbered subdivisions of Section 301 of the Indenture):

(1) The Securities of the thirty-fifth series to be issued under the Indenture shall be designated as the “4.45% General Mortgage Bonds, Series AI, due 2032” (the “Series AI Mortgage Bonds”), as set forth in the Thirty-Second Supplemental Indenture, dated as of the date hereof, between the Company and the Trustee. The Securities of the thirty-sixth series to be issued under the Indenture shall be designated as the “4.85% General Mortgage Bonds, Series AJ, due 2052” (the “Series AJ Mortgage Bonds” and together with the Series AI Mortgage Bonds, the “Bonds”), as set forth in the Thirty-Second Supplemental Indenture, dated as of the date hereof, between the Company and the Trustee.

(2) The Trustee shall authenticate and deliver the Series AI Mortgage Bonds and Series AJ Mortgage Bonds for original issue on September 15, 2022 (the “Issue Date”) in the aggregate principal amount of $500,000,000 and $300,000,000, respectively, upon a Company Order for the authentication and delivery thereof and satisfaction of Section 401 of the Indenture; provided, however, that, as contemplated in the second paragraph of Section 301 of the Indenture and the definition of “Tranche” in Section 101 of the Indenture, additional Securities of a series or Tranche may be subsequently issued from time to time, without any consent of Holders of the Securities of such series, pursuant to Section 1401(4) of the Indenture.

(3) Interest on the Bonds shall be payable to the Persons in whose names such Securities are registered at the close of business on the Regular Record Date for such interest (as specified in (5) below), except as otherwise expressly provided in the form of such Securities attached hereto as Exhibit A.

(4) The Series AI Mortgage Bonds shall mature and the principal thereof shall be due and payable together with all accrued and unpaid interest thereon on October 1, 2032. The Series AJ Mortgage Bonds shall mature and the principal thereof shall be due and payable together with all accrued and unpaid interest thereon on October 1, 2052.

(5) The Series AI Mortgage Bonds shall bear interest at the rate of 4.45% per annum. The Series AJ Mortgage Bonds shall bear interest at the rate of 4.85% per annum. Interest shall accrue on the Bonds from the Issue Date, or the most recent date to which interest has been paid or duly provided for. The Interest Payment Dates for the Bonds shall be April 1 and October 1 in each year commencing April 1, 2023, and the Regular Record Dates with respect to the Interest Payment Dates for the Bonds shall be the March 15 and September 15, respectively, immediately preceding each Interest Payment Date (whether or not a Business Day); provided however that interest payable at maturity, upon redemption or when principal is otherwise due will be payable to the Holder to whom principal is payable.

(6) The Corporate Trust Office of The Bank of New York Mellon Trust Company, National Association in New York, New York shall be the place at which (i) the principal of and premium, if any, and interest on the Bonds shall be payable, (ii) registration of transfer of the Bonds may be effected, (iii) exchanges of the Bonds may be effected, and (iv) notices and demands to or upon the Company in respect of the Bonds and the Indenture may be served; and The Bank of New York Mellon Trust Company, National Association shall be the Security Registrar and Paying Agent for the Bonds; provided, however, that the Company reserves the right to change, by one or more Officer’s Certificates, any such place or the Security Registrar; and provided, further, that the Company reserves the right to designate, by one or more Officer’s Certificates, its principal office in Houston, Texas as any such place or itself as the Security Registrar; provided, however, that there shall be only a single Security Registrar for each series of Bonds.

(7) Prior to July 1, 2032, in the case of the Series AI Mortgage Bonds (the “Series AI Par Call Date”), or April 1, 2052, in the case of the Series AJ Mortgage Bonds (the “Series AJ Par Call Date”; the Series AI Par Call Date and the Series AJ Par Call Date are each a “Par Call Date”), the Company may redeem the Series AI Mortgage Bonds or the Series AJ Mortgage Bonds, respectively, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

•

(1)(a) the sum of the present values of the remaining scheduled payments of principal and interest on the Bonds of such series to be redeemed discounted to the Redemption Date (assuming the Bonds to be redeemed matured on the applicable Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points in the case of the Series AI Mortgage Bonds and 25 basis points in the case of the Series AJ Mortgage Bonds; less (b) interest accrued to the Redemption Date; and

•	(2) 100% of the principal amount of the Bonds to be redeemed;

plus, in each case, accrued and unpaid interest thereon to, but excluding, the Redemption Date.

On or after the Series AI Par Call Date, in the case of the Series AI Mortgage Bonds, or the Series AJ Par Call Date, in the case of the Series AJ Mortgage Bonds, the Company may redeem the Series AI Mortgage Bonds or the Series AJ Mortgage Bonds, respectively, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of Bonds being redeemed plus, in each case, accrued and unpaid interest thereon to, but excluding, the Redemption Date.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the applicable Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the applicable Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 TCM or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the applicable Par Call Date, as applicable. If there is no United States Treasury security maturing on the applicable Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the applicable Par Call Date, one with a maturity date preceding the applicable Par Call Date and one with a maturity date following the applicable Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the applicable Par Call Date. If there are two or more United States Treasury securities maturing on the applicable Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m.,

New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The Trustee, at the written direction of the Company, will send a notice of redemption to each holder of Bonds to be redeemed by first-class mail (or in accordance with the procedures of The Depository Trust Company with respect to Bonds registered in the name of Cede & Co.) at least 10 and not more than 60 days prior to the date fixed for redemption. Unless the Company defaults on payment of the redemption price, interest will cease to accrue on the Bonds or portions thereof called for redemption on the Redemption Date. If fewer than all of the Bonds of a series are to be redeemed, not more than 60 days prior to the Redemption Date, the particular Bonds of that series or portions thereof called for redemption will be selected from the outstanding Bonds of that series not previously called by such method as the Trustee deems fair and appropriate. The Trustee may select for redemption Bonds and portions of Bonds in amounts of $2,000 or whole multiples of $1,000. In the case of a partial redemption of Bonds registered in the name of Cede & Co., the Bonds to be redeemed will be determined in accordance with the procedures of The Depository Trust Company.

(8) Not applicable.

(9) The Bonds will be issued in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(10) Not applicable.

(11) Not applicable.

(12) Not applicable.

(13) See subsection (7) above.

(14) Not applicable.

(15) Not applicable.

(16) Not applicable.

(17) The Bonds shall be issuable in whole or in part in the form of one or more Global Securities (as defined below). The Depository Trust Company shall initially serve as Depositary (as defined below) with respect to the Global Securities. “Depositary” means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as depositary for such Securities. “Global Security” means a Security that evidences all or part of the Securities of a series and bears a legend in substantially the following form:

THIS SECURITY IS IN GLOBAL FORM AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY.

THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.

The provisions of Clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

(1) Each Global Security authenticated under the Indenture shall be registered in the name of the Depositary designated for such Global Security or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of the Indenture.

(2) Notwithstanding any other provision in the Indenture, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary for such Global Security or a nominee thereof unless (A) the Company has notified the Trustee that the Depositary is unwilling or unable to continue as Depositary for such Global Security, the Depositary defaults in the performance of its duties as Depositary, or the Depositary has ceased to be a clearing agency registered under the Exchange Act, in each case, unless the Company has approved a successor Depositary within 90 days, (B) the Company in its sole discretion determines that such Global Security will be so exchangeable or transferable or (C) there shall exist such circumstances, if any, in addition to or in lieu of the foregoing as have been specified for this purpose as contemplated by the Indenture.

(3) Subject to Clause (2) above, any exchange of a Global Security for other Securities may be made in whole or in part, and all Securities issued in exchange for a Global Security or any portion thereof shall be registered in such names as the Depositary for such Global Security shall direct.

(4) Every Security authenticated and delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Security or any portion thereof, whether pursuant to Sections 304, 305, 306, 507 or 1406 of the Indenture or otherwise, shall be authenticated and delivered in the form of, and shall be, a Global Security, unless such Security is registered in the name of a Person other than the Depositary for such Global Security or a nominee thereof.

(18) Not applicable.

(19) Not applicable.

(20) For purposes of the Bonds, “Business Day” shall mean any day, other than Saturday or Sunday, on which commercial banks and foreign exchange markets are open for business, including dealings in deposits in U.S. dollars, in New York, New York.

(21) Not applicable.

(22) The Bonds shall have such other terms and provisions as are provided in the forms thereof attached hereto as Exhibit A and shall be issued in substantially such forms.

2. The undersigned has read all of the covenants and conditions contained in the Indenture, and the definitions in the Indenture relating thereto, relating to the authentication, delivery and issuance of the Bonds and the execution and delivery of the Thirty-Second Supplemental Indenture and in respect of compliance with which this certificate is made.

3. The statements contained in this certificate are based upon the familiarity of the undersigned with the Indenture, the documents accompanying this certificate, and upon discussions by the undersigned with officers and employees of the Company familiar with the matters set forth herein.

4. In the opinion of the undersigned, she has made such examination or investigation as is necessary to enable her to express an informed opinion as to whether or not such covenants and conditions have been complied with.

5. In the opinion of the undersigned, such conditions and covenants have been complied with.

6. To my knowledge, no Event of Default has occurred and is continuing.

7. The execution of the Thirty-Second Supplemental Indenture, dated as of the date hereof, between the Company and the Trustee is authorized or permitted by the Indenture.

8. With respect to Section 403(2)(B) of the Indenture, General Mortgage Bonds, due August 1, 2022, having an aggregate principal amount of $300,000,000 out of an aggregate principal amount of $300,000,000 remaining from the $300,000,000 original aggregate principal amount (the “Retired Mortgage Bonds”), have heretofore been authenticated and delivered and as of the date of this certificate, constitute Retired Securities. $300,000,000 aggregate principal amount of such Retired Mortgage Bonds are the basis for the authentication and delivery of $300,000,000 aggregate principal amount of the Series AJ Mortgage Bonds.

9. With respect to Section 402(2)(B) of the Indenture, Property Additions of $6,342,703,430.36 are the basis for authentication and delivery of $500,000,000 aggregate principal amount of the Series AI Mortgage Bonds.

10. The First Mortgage Collateralization Date has not occurred.

11. No certificate of an Independent Accountant pursuant to Section 104 of the Indenture is required in connection with the authentication and delivery of the Bonds because (i) the Net Earnings Certificate covers a period different from that required to be covered by annual reports required to be filed by the Company and (ii) an Independent Accountant has provided the Company with a letter addressed to the Company containing the results of procedures on financial information included in the Net Earnings Certificate that are agreed upon by the Authorized Officer signing the Net Earnings Certificate.

12. Pursuant to the resolutions adopted by the Sole Manager of the Company by written consent on September 2, 2022, Jacqueline M. Richert, Vice President, Investor Relations & Treasurer, has been named an Authorized Officer, as defined under the Indenture, including for purposes of executing the Net Earnings Certificate.

IN WITNESS WHEREOF, the undersigned has executed this Officer’s Certificate as of the date first written above.

Jacqueline M. Richert Vice President, Investor Relations & Treasurer

Acknowledged and Received as of the date first written above

THE BANK OF NEW YORK
MELLON TRUST COMPANY,
NATIONAL ASSOCIATION,
As Trustee

Signature Page to Officer’s Certificate Under the Indenture

EXHIBIT A

FORM OF BONDS

THIS SECURITY IS IN GLOBAL FORM AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to CenterPoint Energy Houston Electric, LLC or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

4.45% General Mortgage Bonds, Series AI, due 2032

Original Interest Accrual Date: September 15, 2022

Stated Maturity: October 1, 2032

Interest Rate: 4.45%

Interest Payment Dates: April 1 and October 1

Regular Record Dates: March 15 and September 15 immediately preceding the respective Interest Payment Date

Redeemable: Yes [X] No [    ]

Redemption Date: At any time.

Redemption Price: Prior to July 1, 2032 at a redemption price equal to the greater of (i)(a) the sum of the present values of the remaining scheduled payments of principal and interest on this Security or the portion thereof to be redeemed discounted to the Redemption Date (assuming this Security matured on the Par Call Date) on a semiannual basis at the Treasury Rate plus 20 basis points, less (b) interest accrued to the Redemption Date, and (ii) 100% of the principal amount of this Security (or such portion to be redeemed); plus, in each case, accrued and unpaid interest thereon to, but excluding, the Redemption Date; or on or after July 1, 2032, at a redemption price equal to 100% of the principal amount of this Security or the portion thereof to be redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

This Security is not an Original Issue Discount Security

within the meaning of the within-mentioned Indenture.

Principal Amount	Registered No. T-1
$500,000,000*	CUSIP 15189X AZ1

***CEDE & Co.***

*	Reference is made to Schedule A attached hereto with respect to decreases and increases in the aggregate principal amount of Securities evidenced hereby.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC, a limited liability company duly organized and existing under the laws of the State of Texas (herein called the “Company,” which term includes any successor under the Indenture referred to below), for value received, hereby promises to pay to, or its registered assigns, the principal sum of FIVE HUNDRED MILLION DOLLARS, on the Stated Maturity specified above, and to pay interest thereon from the Original Interest Accrual Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates specified above in each year, commencing on April 1, 2023, and at Maturity, at the Interest Rate per annum specified above, until the principal hereof is paid or duly provided for. The interest so payable, and paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date. Notwithstanding the foregoing, interest payable at Maturity shall be paid to the Person to whom principal shall be paid. Except as otherwise provided in said Indenture, any such interest not so paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of and premium, if any, on this Security and interest hereon at Maturity shall be made upon presentation of this Security at the office of the Corporate Trust Administration of The Bank of New York Mellon Trust Company, National Association, located in New York, New York or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of interest on this Security (other than interest at Maturity) shall be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, except that if such Person shall be a securities depositary, such payment may be made by such other means in lieu of check, as shall be agreed upon by the Company, the Trustee and such Person. Payment of the principal of and premium, if any, and interest on this Security, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and issuable in one or more series under and equally secured by a General Mortgage Indenture, dated as of October 10, 2002, as supplemented and amended (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Securities, being herein called the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, National Association (successor in trust to JPMorgan Chase Bank), trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities are, and are to be, authenticated and delivered and secured. The acceptance of this Security shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Security is one of the series designated above.

If any Interest Payment Date, any Redemption Date or the Stated Maturity shall not be a Business Day (as hereinafter defined), payment of the amounts due on this Security on such date may be made on the next succeeding Business Day; and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to such Business Day. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

Prior to July 1, 2032 (the “Par Call Date”), the Company may redeem this Security, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

•

(1)(a) the sum of the present values of the remaining scheduled payments of principal and interest on this Security (or such portion to be redeemed) discounted to the Redemption Date (assuming this Security matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points; less (b) interest accrued to the Redemption Date; and

•	(2) 100% of the principal amount of this Security (or such portion to be redeemed);

plus, in each case, accrued and unpaid interest thereon to, but excluding, the Redemption Date.

On or after the Par Call Date, the Company may redeem this Security, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of this Security (or such portion to be redeemed) plus accrued and unpaid interest thereon to, but excluding, the Redemption Date. The Trustee shall have no responsibility for the calculation of such amount.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 TCM or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The Trustee, at the written direction of the Company, will send a notice of redemption to each Holder of Securities to be redeemed by first-class mail (or in accordance with the procedures of The Depository Trust Company with respect to Securities registered in the name of Cede & Co.) at least 10 and not more than 60 days prior to the date fixed for redemption. Unless the Company defaults on payment of the redemption price, interest will cease to accrue on the Securities or portions thereof called for redemption on the Redemption Date. If fewer than all of the Securities of this series are to be redeemed, not more than 60 days prior to the Redemption Date, the particular Securities of this series or portions thereof for redemption will be selected from the outstanding Securities of this series not previously called by such method as the Trustee deems fair and appropriate. The Trustee may select for redemption Securities of this series and portions of Securities of this series in amounts of $2,000 or whole multiples of $1,000. In the case of a partial redemption of Securities registered in the name of Cede & Co, the Securities to be redeemed will be determined in accordance with the procedures of The Depository Trust Company.

The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities then Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in the Indenture and subject to certain limitations therein set forth, this Security or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and, at the election of the Company, the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with moneys so deposited, will be sufficient to pay when due the principal of and interest on this Security when due.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the Corporate Trust Office of The Bank of New York Mellon Trust Company, National Association in New York, New York, or such other office or agency as may be designated by the Company from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only as registered Securities, without coupons, and in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of the same series and Tranche, of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon surrender of the Security or Securities to be exchanged at the office of The Bank of New York Mellon Trust Company, National Association in New York, New York, or such other office or agency as may be designated by the Company from time to time.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Securities are not entitled to the benefit of any sinking fund.

As used herein, “Business Day” shall mean any day, other than Saturday or Sunday, on which commercial banks and foreign exchange markets are open for business, including dealings in deposits in U.S. dollars, in New York, New York. All other terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

As provided in the Indenture, no recourse shall be had for the payment of the principal of or premium, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, member, manager, stockholder, officer, director or employee, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities.

Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual or electronic signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

Attest:		By:
	Vincent A. Mercaldi		Kara G. Ryan
	Secretary		Vice President and Chief Accounting Officer

(SEAL)

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of Authentication: ______________, 2022

THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:

SCHEDULE A

The initial aggregate principal amount of Securities evidenced by the Certificate to which this Schedule is attached is $500,000,000. The notations on the following table evidence decreases and increases in the aggregate principal amount of Securities evidenced by such Certificate.

Date of Adjustment	Decrease in Aggregate Principal Amount of Securities	Increase in Aggregate Principal Amount of Securities	Aggregate Principal Amount of Securities Remaining After Such Decrease or Increase	Notation by Security Registrar

THIS SECURITY IS IN GLOBAL FORM AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to CenterPoint Energy Houston Electric, LLC or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

4.85% General Mortgage Bonds, Series AJ, due 2052

Original Interest Accrual Date: September 15, 2022

Stated Maturity: October 1, 2052

Interest Rate: 4.85%

Interest Payment Dates: April 1 and October 1

Regular Record Dates: March 15 and September 15 immediately preceding the respective Interest Payment Date

Redeemable: Yes  ☒    No  ☐

Redemption Date: At any time.

Redemption Price: Prior to April 1, 2052 at a redemption price equal to the greater of (i)(a) the sum of the present values of the remaining scheduled payments of principal and interest on this Security or the portion thereof to be redeemed discounted to the Redemption Date (assuming this Security matured on the Par Call Date) on a semiannual basis at the Treasury Rate plus 25 basis points, less (b) interest accrued to the Redemption Date, and (ii) 100% of the principal amount of this Security (or such portion to be redeemed); plus, in each case, accrued and unpaid interest thereon to, but excluding, the Redemption Date; or on or after April 1, 2052, at a redemption price equal to 100% of the principal amount of this Security or the portion thereof to be redeemed plus accrued and unpaid interest thereon to, but excluding, the Redemption Date.

This Security is not an Original Issue Discount Security

within the meaning of the within-mentioned Indenture.

Principal Amount	Registered No. T-1
$300,000,000*	CUSIP 15189X BA5

***CEDE & Co.***

*	Reference is made to Schedule A attached hereto with respect to decreases and increases in the aggregate principal amount of Securities evidenced hereby.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC, a limited liability company duly organized and existing under the laws of the State of Texas (herein called the “Company,” which term includes any successor under the Indenture referred to below), for value received, hereby promises to pay to, or its registered assigns, the principal sum of THREE HUNDRED MILLION DOLLARS, on the Stated Maturity specified above, and to pay interest thereon from the Original Interest Accrual Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates specified above in each year, commencing on April 1, 2023, and at Maturity, at the Interest Rate per annum specified above, until the principal hereof is paid or duly provided for. The interest so payable, and paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date. Notwithstanding the foregoing, interest payable at Maturity shall be paid to the Person to whom principal shall be paid. Except as otherwise provided in said Indenture, any such interest not so paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

Payment of the principal of and premium, if any, on this Security and interest hereon at Maturity shall be made upon presentation of this Security at the office of the Corporate Trust Administration of The Bank of New York Mellon Trust Company, National Association, located in New York, New York or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of interest on this Security (other than interest at Maturity) shall be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, except that if such Person shall be a securities depositary, such payment may be made by such other means in lieu of check, as shall be agreed upon by the Company, the Trustee and such Person. Payment of the principal of and premium, if any, and interest on this Security, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and issuable in one or more series under and equally secured by a General Mortgage Indenture, dated as of October 10, 2002, as supplemented and amended (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Securities, being herein called the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, National Association (successor in trust to JPMorgan Chase Bank), trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities are, and are to be, authenticated and delivered and secured. The acceptance of this Security shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Security is one of the series designated above.

If any Interest Payment Date, any Redemption Date or the Stated Maturity shall not be a Business Day (as hereinafter defined), payment of the amounts due on this Security on such date may be made on the next succeeding Business Day; and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to such Business Day. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

Prior to April 1, 2052 (the “Par Call Date”), the Company may redeem this Security, in whole or in part, at any time and from time to time, at a redemption price (expressed as a percentage of principal amount and rounded to three decimal places) equal to the greater of:

•

(1)(a) the sum of the present values of the remaining scheduled payments of principal and interest on this Security (or such portion to be redeemed) discounted to the Redemption Date (assuming this Security matured on the Par Call Date) on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points; less (b) interest accrued to the Redemption Date; and

•	(2) 100% of the principal amount of this Security (or such portion to be redeemed);

plus, in each case, accrued and unpaid interest thereon to, but excluding, the Redemption Date.

On or after the Par Call Date, the Company may redeem this Security, in whole or in part, at any time and from time to time, at a redemption price equal to 100% of the principal amount of this Security (or such portion to be redeemed) plus accrued and unpaid interest thereon to, but excluding, the Redemption Date. The Trustee shall have no responsibility for the calculation of such amount.

“Treasury Rate” means, with respect to any Redemption Date, the yield determined by the Company in accordance with the following two paragraphs.

The Treasury Rate shall be determined by the Company after 4:15 p.m., New York City time (or after such time as yields on U.S. government securities are posted daily by the Board of Governors of the Federal Reserve System), on the third Business Day preceding the Redemption Date based upon the yield or yields for the most recent day that appear after such time on such day in the most recent statistical release published by the Board of Governors of the Federal Reserve System designated as “Selected Interest Rates (Daily)—H.15” (or any successor designation or publication) (“H.15”) under the caption “U.S. government securities–Treasury constant maturities–Nominal” (or any successor caption or heading) (“H.15 TCM”). In determining the Treasury Rate, the Company shall select, as applicable: (1) the yield for the Treasury constant maturity on H.15 exactly equal to the period from the Redemption Date to the Par Call Date (the “Remaining Life”); or (2) if there is no such Treasury constant maturity on H.15 exactly equal to the Remaining Life, the two yields – one yield corresponding to the Treasury constant maturity on H.15 immediately shorter than and one yield corresponding to the Treasury constant maturity on H.15 immediately longer than the Remaining Life – and shall interpolate to the Par Call Date on a straight-line basis (using the actual number of days) using such yields and rounding the result to three decimal places; or (3) if there is no such Treasury constant maturity on H.15 shorter than or longer than the Remaining Life, the yield for the single Treasury constant maturity on H.15 closest to the Remaining Life. For purposes of this paragraph, the applicable Treasury constant maturity or maturities on H.15 shall be deemed to have a maturity date equal to the relevant number of months or years, as applicable, of such Treasury constant maturity from the Redemption Date.

If on the third Business Day preceding the Redemption Date H.15 TCM or any successor designation or publication is no longer published, the Company shall calculate the Treasury Rate based on the rate per annum equal to the semi-annual equivalent yield to maturity at 11:00 a.m., New York City time, on the second Business Day preceding such Redemption Date of the United States Treasury security maturing on, or with a maturity that is closest to, the Par Call Date, as applicable. If there is no United States Treasury security maturing on the Par Call Date but there are two or more United States Treasury securities with a maturity date equally distant from the Par Call Date, one with a maturity date preceding the Par Call Date and one with a maturity date following the Par Call Date, the Company shall select the United States Treasury security with a maturity date preceding the Par Call Date. If there are two or more United States Treasury securities maturing on the Par Call Date or two or more United States Treasury securities meeting the criteria of the preceding sentence, the Company shall select from among these two or more United States Treasury securities the United States Treasury security that is trading closest to par based upon the average of the bid and asked prices for such United States Treasury securities at 11:00 a.m., New York City time. In determining the Treasury Rate in accordance with the terms of this paragraph, the semi-annual yield to maturity of the applicable United States Treasury security shall be based upon the average of the bid and asked prices (expressed as a percentage of principal amount) at 11:00 a.m., New York City time, of such United States Treasury security, and rounded to three decimal places.

The Company’s actions and determinations in determining the redemption price shall be conclusive and binding for all purposes, absent manifest error.

The Trustee, at the written direction of the Company, will send a notice of redemption to each Holder of Securities to be redeemed by first-class mail (or in accordance with the procedures of The Depository Trust Company with respect to Securities registered in the name of Cede & Co.) at least 10 and not more than 60 days prior to the date fixed for redemption. Unless the Company defaults on payment of the redemption price, interest will cease to accrue on the Securities or portions thereof called for redemption on the Redemption Date. If fewer than all of the Securities of this series are to be redeemed, not more than 60 days prior to the Redemption Date, the particular Securities of this series or portions thereof for redemption will be selected from the outstanding Securities of this series not previously called by such method as the Trustee deems fair and appropriate. The Trustee may select for redemption Securities of this series and portions of Securities of this series in amounts of $2,000 or whole multiples of $1,000. In the case of a partial redemption of Securities registered in the name of Cede & Co, the Securities to be redeemed will be determined in accordance with the procedures of The Depository Trust Company.

The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities then Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in the Indenture and subject to certain limitations therein set forth, this Security or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and, at the election of the Company, the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with moneys so deposited, will be sufficient to pay when due the principal of and interest on this Security when due.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the Corporate Trust Office of The Bank of New York Mellon Trust Company, National Association in New York, New York, or such other office or agency as may be designated by the Company from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only as registered Securities, without coupons, and in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of the same series and Tranche, of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon surrender of the Security or Securities to be exchanged at the office of The Bank of New York Mellon Trust Company, National Association in New York, New York, or such other office or agency as may be designated by the Company from time to time.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Securities are not entitled to the benefit of any sinking fund.

As used herein, “Business Day” shall mean any day, other than Saturday or Sunday, on which commercial banks and foreign exchange markets are open for business, including dealings in deposits in U.S. dollars, in New York, New York. All other terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

As provided in the Indenture, no recourse shall be had for the payment of the principal of or premium, if any, or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, member, manager, stockholder, officer, director or employee, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities.

Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual or electronic signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

[The remainder of this page is intentionally left blank.]

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

Attest:		By:
	Vincent A. Mercaldi Secretary		Kara G. Ryan Vice President and Chief Accounting Officer

(SEAL)

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Date of Authentication: ______________, 2022

THE BANK OF NEW YORK MELLON TRUST COMPANY, NATIONAL ASSOCIATION, as Trustee

By:

SCHEDULE A

The initial aggregate principal amount of Securities evidenced by the Certificate to which this Schedule is attached is $300,000,000. The notations on the following table evidence decreases and increases in the aggregate principal amount of Securities evidenced by such Certificate.

Date of Adjustment	Decrease in Aggregate Principal Amount of Securities	Increase in Aggregate Principal Amount of Securities	Aggregate Principal Amount of Securities Remaining After Such Decrease or Increase	Notation by Security Registrar